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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: February 28, 2000
                       (Date of earliest event reported)


                           FEDERAL-MOGUL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



        1-1511                                          38-0533580
------------------------                  ------------------------------------
(Commission File Number)                  (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
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(Address of principal executive offices)                         (Zip Code)


                                 (248) 354-7700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




The total number of pages is 3
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                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS


Federal-Mogul Corporation announced today that on Monday, February 28, 2000, the United States District Court for the Eastern District of Texas permanently vacated a $1.63 billion default judgment entered on August 24, 1999 in favor of Owens-Illinois, Inc. against T&N. Ltd., a UK corporation and wholly-owned subsidiary of Federal-Mogul. The Court's Order follows its December 20, 1999 decision to conditionally vacate the default judgment subject to reinstatement in the event T&N failed to prevail on its Motion for Relief From Default Judgment.














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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 29, 2000




                                        FEDERAL-MOGUL CORPORATION



                                        By: /s/ Thomas W. Ryan
                                            -----------------------------------
                                            Name:  Thomas W. Ryan
                                            Title: Executive Vice President and
                                                   Chief Financial Officer









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